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                                                                    EXHIBIT 23.4

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 6, 2003, with respect to the consolidated financial statements of MCK Communications, Inc. included in Post-Effective Amendment No. 1 to Form S-3 (Form S-1 No. 333-66292) and related Prospectus of Verso Technologies, Inc. for the registration of shares of its common stock.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
September 4, 2003